UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2013

CYMER, INC.

(Exact name of registrant as specified in its charter)

NEVADA	0-21321	33-0175463
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17075 THORNMINT COURT

SAN DIEGO, CALIFORNIA 92127

(Address of principal executive offices)

(858) 385-7300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) Cymer, Inc., a Nevada corporation (“Cymer”), held a special meeting (the “Special Meeting”) of Cymer stockholders on February 5, 2013. At the Special Meeting, Cymer stockholders approved the Agreement and Plan of Merger, dated as of October 16, 2012 (the “Merger Agreement”), by and among ASML Holding N.V., a Netherlands public limited liability company (naamloze vennootschap) (“ASML”), Kona Acquisition Company, Inc., a Nevada corporation and a wholly owned subsidiary of Holdco, and Cymer and, solely for the purposes set forth therein, ASML US Inc., a Delaware corporation and an indirect wholly owned subsidiary of ASML (“Holdco”) and Kona Technologies, LLC, a Nevada limited liability company and a wholly owned subsidiary of Holdco. Sufficient votes were received to approve the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Merger Agreement, but an adjournment was not necessary in light of the approval of the Merger Agreement. In addition, the non-binding advisory proposal to approve certain compensation arrangements for Cymer’s named executive officers in connection with the merger contemplated by the Merger Agreement was also approved by Cymer stockholders.

(b) The items voted upon at the Special Meeting and the final voting results for each proposal were as follows:

1. To approve the Agreement and Plan of Merger, dated as of October 16, 2012, by and among ASML Holding N.V., ASML US Inc., Kona Technologies, LLC, Kona Acquisition Company, Inc. and Cymer Inc., as may be amended.

For	Against	Abstain	Broker Non-Votes
[26,005,181]	[9,925]	[1,605]	[0]

2. To adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposal.

For	Against	Abstain	Broker Non-Votes
[24,671,471]	[1,344,050]	[1,190]	[0]

3. To approve a non-binding advisory proposal to approve certain compensation arrangements for Cymer’s named executive officers in connection with the merger.

For	Against	Abstain	Broker Non-Votes
[20,959,110]	[4,924,975]	[132,626]	[0]

(c) Not applicable

(d) Not applicable

On February 5, 2013, Cymer issued a press release announcing the results of the Special Meeting. The press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by Cymer, Inc., dated February 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYMER, INC.

	By:	/s/ Paul B. Bowman
Date: February 5, 2013		Paul B. Bowman Senior Vice President, Chief Financial Officer and Secretary